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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

                         PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Company"), does hereby certify that:

The Quarterly Report of Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: May 15, 2003                     /s/ Martha Stewart

                                                 -------------------------------
                                                 Martha Stewart
                                                 Chief Executive Officer

         Dated: May 15, 2003                     /s/ James Follo

                                                 -------------------------------
                                                 James Follo
                                                 Chief Financial Officer